SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 31, 2000


                               JUNUM INCORPORATED
               (Exact name of registrant as specified in charter)


DELAWARE                       000-21566                  84-1219819
(State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)         File Number)       Identification No.)

1590 Corporate Drive, Costa Mesa, California       92626
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (714)979-5063

Item 2. Change of Year End Date

Effective December 31, 2000, the Board of Directors approved changing the company and it's subsidiaries year- end to December 31, previously the company's year-end was June 30. The company will file a form 10-K for the period ending December 31.



                            Junum Incorporated


                            /s/ Craig A. Hewitt
                            Craig A. Hewitt, Chief Financial Officer
                            And Secretary



                                        1